Vessel Charters (Tables)	6 Months Ended
Jun. 30, 2017
Leases [Abstract]
Minimum Estimated Charter Hire Payments
The minimum estimated charter hire payments for the remainder of the year and the next four fiscal years, as at June 30, 2017, for the Company’s chartered-in and chartered-out vessels were as follows:

Vessel Charters(1)	Remainder of 2017	2018	2019	2020	2021
	(in millions of U.S. Dollars)
Charters-in – operating leases	48.8	61.5	42.2	23.7	1.4
Charters-in – capital leases(2)	56.2	138.9	119.5	110.5	97.9
	105.0	200.4	161.7	134.2	99.3

Charters-out – operating leases(3)	701.4	1,282.3	1,379.7	1,025.2	743.3
Charters-out – direct financing leases(4)	31.4	53.5	40.5	40.6	40.5
	732.8	1,335.8	1,420.2	1,065.8	783.8

(1)
Teekay LNG owns a 69% ownership interest in Teekay BLT Corporation (or the Teekay Tangguh Joint Venture), which is a party to operating leases whereby the Teekay Tangguh Joint Venture is leasing two LNG carriers (or the Tangguh LNG Carriers) to a third party, which is in turn leasing the vessels back to the joint venture. This table does not include Teekay LNG’s minimum charter hire payments to be paid and received under these leases for the Tangguh LNG Carriers, which are described in Note 9 to the audited consolidated financial statements filed with the Company’s Annual Report on Form 20-F for the year ended December 31, 2016. Under the terms of the leasing arrangement for the Tangguh LNG Carriers, whereby the Teekay Tangguh Joint Venture is the lessee, the lessors claim tax depreciation on its lease of these vessels. As is typical in these types of leasing arrangements, tax and change of law risks are assumed by the lessee. Lease payments under the lease arrangements are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lessor is entitled to increase the lease payments to maintain its agreed after-tax margin.

The carrying amount of tax indemnification guarantees of Teekay LNG relating to the leasing arrangement through the Teekay Tangguh Joint Venture as at June 30, 2017 was $7.3 million (December 31, 2016 – $7.5 million) and is included as part of other long-term liabilities in Teekay LNG’s consolidated balance sheets. The tax indemnification is for the duration of the lease contracts with the third parties plus the years it would take for the lease payments to be statute barred, which will end in 2033 for the vessels. Although there is no maximum potential amount of future payments, the Teekay Tangguh Joint Venture may terminate the lease arrangement on a voluntary basis at any time. If the lease arrangement terminates, the Teekay Tangguh Joint Venture will be required to pay termination sums to the lessor sufficient to repay the lessor’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation.

(2)
As at June 30, 2017, Teekay LNG was a party, as lessee, to capital leases on two Suezmax tankers, the Teide Spirit and the Toledo Spirit. Under these capital leases, the owner has the option to require Teekay LNG to purchase the two vessels. The charterer, who is also the owner, also has the option to cancel the charter contracts and the cancellation options are first exercisable in November 2017 and August 2018, respectively. The amounts in the table above assume the owner will not exercise its options to require Teekay LNG to purchase either of the vessels from the owner, but rather assume the owner will cancel the charter contracts when the cancellation right is first exercisable (in November 2017 and August 2018, respectively) and sell the vessels to a third party, upon which the remaining lease obligations will be extinguished. On August 10, 2017, the charterer of the Teide Spirit gave formal notification to Teekay LNG of its intention to terminate its charter contract in November 2017, subject to certain conditions being met and third party approvals being received.

Teekay LNG is also a party to capital leases on three LNG carriers, the Creole Spirit, the Oak Spirit and the Torben Spirit. Upon delivery of the Creole Spirit in February 2016, the Oak Spirit in July 2016 and the Torben Spirit in March 2017, Teekay LNG sold these vessels to a third party and leased them back under 10-year bareboat charter contracts ending in 2026 and 2027. The bareboat charter contracts are accounted for as capital leases. Teekay LNG guarantees the obligations of the bareboat charter contracts. In addition, the guarantee agreements require Teekay LNG to maintain minimum levels of tangible net worth and aggregate liquidity, and not to exceed a maximum amount of leverage.
As at June 30, 2017, Teekay LNG has sale-leaseback agreements in place for five of its eight LNG carrier newbuildings scheduled to deliver in 2017 and 2018, and at such dates, the buyers will take delivery and charter each respective vessel back to Teekay LNG. As at June 30, 2017, Teekay LNG had received $172.6 million from the buyers, which has been recorded as current portion and long-term obligations under capital lease in the Teekay LNG's consolidated balance sheets, and the buyers are obligated to pay to Teekay LNG a further $737.0 million for the remainder of 2017 to 2018.

(3)
The minimum scheduled future operating lease revenues do not include revenue generated from new contracts entered into after June 30, 2017, revenue from unexercised option periods of contracts that existed on June 30, 2017, revenues from vessels in the Company's equity-accounted investments, or variable or contingent revenues. Therefore, the minimum scheduled future operating lease revenues should not be construed to reflect total charter hire revenues that may be recognized for any of the years.

(4)
The Tangguh LNG Carriers’ time-charter contracts and the two bareboat charter contracts to Awilco LNG ASA (or Awilco) are accounted for as direct financing leases. In June 2017, Teekay LNG reached an agreement with Awilco to defer a portion of charter hire and extend the bareboat charter contracts and related purchase obligations on both vessels to December 2019. This agreement has the effect of deferring between $10,600 per day and $20,600 per day per vessel from July 1, 2017 until December 2019, with such deferred amounts added to the purchase obligation amounts. As a result of the contract amendments, the charter contracts with Awilco will be reclassified to operating leases from direct finance leases upon the expiry of the original terms of the contracts with Awilco in November 2017 and August 2018.